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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
February 27, 2004

Commission file number 001-09913

KINETIC CONCEPTS, INC.
(Exact name of registrant as specified in its charter)

Texas (State of Incorporation)	74-1891727 (I.R.S. Employer Identification No.)
8023 Vantage Drive San Antonio, Texas 78230 Telephone Number: (210) 524-9000 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5. Other Events.

        On February 27, 2004, Kinetic Concepts, Inc. issued a press release announcing that it has consummated its initial public offering of its common stock. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

(c) Exhibit

99.1
Kinetic Concepts, Inc. press release dated February 27, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)
Date: February 27, 2004	By:	/s/ DENNERT O. WARE Dennert O. Ware President and Chief Executive Officer

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits
SIGNATURES